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                                                                    EXHIBIT 10.8

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

          This Assignment and Assumption Agreement (this "Agreement") is made effective as of 9:00 a.m., June 1, 2000, by and among Argosy Energy, Incorporated, a Delaware corporation ("Argosy Energy") and Crosby Acquisition, LLC, a Delaware limited liability company ("Crosby").

                                 R E C I T A L

          WHEREAS, pursuant to that certain Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of Argosy Energy International (the "Fourth Amendment") made as of 8:00 a.m. of even date herewith, Argosy Energy desires to transfer its remaining 0.0001% general partnership interest (the "GP Interest") in Argosy Energy International, a Utah limited partnership ("Argosy Energy") to Crosby.

                               A G R E E M E N T

          NOW, THEREFORE, in consideration of the promises herein and in the Fourth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Argosy Energy and Crosby hereby agree as follows:

          1.   Transfer of Partnership Interest. Argosy Energy hereby conveys,
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transfers, assigns, grants, sells and delivers, to Crosby, and Crosby acquires, accepts and purchases, all of Argosy Energy's right, title and interest in the GP Interest.

          2.   Assumption. Crosby hereby assumes and accepts the GP Interest.
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          3.   Further Assurances. Argosy Energy shall execute and deliver to
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Crosby such further documents and instruments, and take such other action, that may be reasonably requested by Crosby to evidence this conveyance, transfer and assignment of the GP Interest.

          4.   Inurement. The conveyance, assignment and transfer herein shall
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be effective as of the date hereof, and shall inure to the benefit of and be binding upon the parties hereto and their successors or permitted assigns. However, nothing in this Agreement, express or implied, shall give any other person any benefit or any legal or equitable right or remedy with respect hereto.

          5.   Counterparts. This Agreement may be separately executed in
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counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Such execution and delivery may be accomplished by facsimile transmission.

          6.   Governing Law. This Agreement shall be governed by and construed
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in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof.
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          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the day and year first written above.

                                        CROSBY ACQUISITION, LLC

                                        By:  CROSBY CAPITAL, LLC, as sole member

                                        By:  /s/ Jay A. Chaffee
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                                        Jay A. Chaffee
                                        President


                                        Argosy Energy Incorporated

                                        By:  /s/ R. Suttill
                                             --------------
                                             President

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